March 27, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Provident Bank Home Equity Loan Trust 1996-2 Home Equity Loan Asset-Backed Certificates, Series 1996-2.
               File No. 333-14293

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Pooling and Servicing Agreement") among Lehman ABS Corporation, as Depositor (the "Depositor"), The Provident Bank, as Seller (the "Seller"), as Document Custodian (the "Document Custodian") and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), is a Current Report on Form 8-K (the "Report").

          The Home Equity Loan Asset-Backed Certificates, Series 1996-2 (the "Certificates"), will consist of two Classes (each, a "Class") of senior Certificates: The Class A-1 Certificates and the Class A-2 Certificates (collectively, the "Class A Certificates") and one Class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates (The "Offered Certificates") are being offered hereby.

          The Certificates will evidence in the aggregate the entire beneficial interest in a pool (the "Mortgage Pool") of closed-end fixed and adjustable rate mortgage loans (the "Mortgage Loans") consisting of two groups ("Loan Group 1" and Loan Group 2", respectively, and each a "Loan Group") held by Provident Bank Home Equity Loan Trust 1996-2 (the "Trust") to be formed pursuant to the Pooling and Servicing Agreement. The Class A-1 Certificates (the "Group 1 Certificates") will represent undivided ownership interests in Loan Group 1 which consists of Mortgage Loans with fixed interest rates. The Class A-2 Certificates (the "Group 2 Certificates") will represent undivided ownership interests in Loan Group 2 which consists of Mortgage Loans with adjustable interest rates. The assets of the Trust will also include certain other property. The Mortgage Loans are secured by first and second deeds of trust or mortgages primarily on one- to four-family residential properties. All of the Initial Mortgage Loans will be acquired by Lehman ABS Corporation (the "Depositor") from Provident.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-3911). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Provident Bank Home Equity Loan Trust 1996-2 Home Equity Loan Asset-Backed Certificates, Series 1996-2


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  January 27, 1997


                                LEHMAN ABS CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1996, which forms Provident Bank Home Equity Loan Trust 1996-2, which will issue the Provident Bank Home Equity Loan Trust 1996-2, Home Equity Loan Asset-Backed Certificates, Series 1996-2)


                                LEHMAN ABS CORPORATION
                 (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                 333-3391                                13-3447441
                (Commission File Number)                 (I.R.S. Employer
                                                          Identification No.)


                 THREE WORLD FINANCIAL CENTER
                 200 VESEY STREET
                 NEW YORK, NEW YORK                        10022
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 526-7000


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of January 27, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of February 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of March 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of May 27, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of June 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of July 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of October 27, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1997.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1996.


          Date:  March 27, 1998             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX


                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of January 27, 1997.                                    5

          Monthly Remittance Statement to the Certificateholders
          dated as of February 25, 1997.                                   7

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 1997.                                      8

          Monthly Remittance Statement to the Certificateholders
          dated as of April 25, 1997.                                     10

          Monthly Remittance Statement to the Certificateholders
          dated as of May 27, 1997.                                       11

          Monthly Remittance Statement to the Certificateholders
          dated as of June 25, 1997.                                      13

          Monthly Remittance Statement to the Certificateholders
          dated as of July 25, 1997.                                      15

          Monthly Remittance Statement to the Certificateholders
          dated as of August 25, 1997.                                    16

          Monthly Remittance Statement to the Certificateholders
          dated as of September 25, 1997.                                 18

          Monthly Remittance Statement to the Certificateholders
          dated as of October 27, 1997.                                   20

          Monthly Remittance Statement to the Certificateholders
          dated as of November 25, 1997.                                  21


          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   35,000,000.00   196,000.00  409,360.88

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          605,360.88 9  0.00            0.00            34,590,639.12

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    75,000,000.00    553,078.13   650,268.66

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,203,346.79  0.00            0.00            74,349,731.34

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  110,000,000.00  749,078.13     1,059,629.54

                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         1,808,707.67    0.00            0.00           108,940,370.46


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  1,000.000000 5.600000   11.696025   17.296025

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         988.303975         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  1,000.000000   7.374375   8.670249    16.044624

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         991.329751         5.771250%             5.757500%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         December 31, 1996  Irvine, CA 92714
         DISTRIBUTION DATE:   January 27, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company




          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   34,590,639.12   193,707.58  288,858.76

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          482,566.34    0.00            0.00            34,301,780.36

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    74,349,731.34    363,492.74   404,255.55

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          767,748.29 9  0.00            0.00            73,945,475.79

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  108,940,370.46  557,200.32     693,114.31

                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         1,250,314.63    0.00            0.00           108,247,256.15


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  988.303975   5.534502   8.253108    13.787610

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         980.050867         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  991.329751 0   4.846570   5.390074    10.236644

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         985.939677         5.677500%             5.615000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         January 31, 1997   Irvine, CA 92714
         DISTRIBUTION DATE:   February 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company




          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   34,301,780.36   192,089.97  393,306.46

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          585,396.43    0.00            0.00            33,908,473.90

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    73,945,475.79    322,936.33   1,422,649.73

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,745,586.06  0.00            0.00            72,522,826.06

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  108,247,256.15  515,026.30     1,815,956.19

                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         2,330,982.49    0.00            0.00           106,431,299.96


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  980.050867   5.488285   11.237327   16.725612

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         968.813540         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  985.939677     4.305818   18.968663   23.274481

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         966.971014         5.615000%             5.865000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         February 28, 1997  Irvine, CA 92714
         DISTRIBUTION DATE:   March 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company




          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   33,908,473.90   189,887.45  671,917.41

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          861,804.86    0.00            0.00            33,236,556.49

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    72,522,826.06    366,270.49   852,852.41

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,219,122.90  0.00            0.00            71,669,973.65

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  106,431,299.96  556,157.94     1,524,769.82

                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         2,080,927.76    0.00            0.00           104,906,530.14


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  968.813540   5.425356   19.197640   24.622996

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         949.615900         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  966.971014     4.883607   11.371366   16.254972

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         955.599649         955.599649            5.927500%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         March 31, 1997     Irvine, CA 92714
         DISTRIBUTION DATE:   April 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company




          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   33,236,556.49   186,124.72  589,814.78

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          775,939.50    0.00            0.00            32,646,741.71

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    71,669,973.65    377,621.13   1,172,699.09

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,550,320.22  0.00            0.00            70,497,274.56

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  104,906,530.14  563,745.85     1,762,513.86
                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         2,326,259.71    0.00            0.00           103,144,016.27


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  949.615900   5.317849   16.851851   22.169700

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         932.764049         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  955.599649     5.034948   15.635988   20.670936

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         939.963661         5.927500%             5.927500%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         April 30, 1997     Irvine, CA 92714
         DISTRIBUTION DATE:   May 27, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company





          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   32,646,741.71   182,821.75  602,564.59

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          785,386.34    0.00            0.00            32,044,177.12

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    70,497,274.56    336,619.59   1,788,485.88

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          2,125,105.47  0.00            0.00            68,708,788.68

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  103,144,016.27  519,441.34     2,391,050.47
                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         2,910,491.81    0.00            0.00           100,752,965.80


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  932.764049   5.223479   17.216131   22.439610

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         915.547918         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  939.963661     4.488261   23.846478   28.334740

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         916.117182         5.927500%             5.927500%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         May 30, 1997       Irvine, CA 92714
         DISTRIBUTION DATE:   June 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company





          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   32,044,177.12   179,447.39  667,333.60

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          846,780.99    0.00            0.00            31,376,843.52

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    68,708,788.68    339,392.79   1,810,021.22

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          2,149,414.01  0.00            0.00            66,898,767.46

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  100,752,965.80  518,840.18     2,477,354.82
                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         2,996,195.00    0.00            0.00           98,275,610.98


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  915.547918   5.127068   19.066674   24.193743

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         896.481243         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  916.117182     4.525237   24.133616   28.658853

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         891.983566         5.927500%             5.888440%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         June 30, 1997      Irvine, CA 92714
         DISTRIBUTION DATE:   July 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company


          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   31,376,843.52   175,710.32  898,556.11

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,074,266.43  0.00            0.00            30,478,287.41

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    66,898,767.46    339,216.96   1,610,261.15

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,949,478.11  0.00            0.00            65,288,506.31

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  98,275,610.98   514,927.28     2,508,817.26
                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         3,023,744.54    0.00            0.00           95,766,793.72


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  896.481243   5.020295   25.673032   30.693327

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         870.808212         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  891.983566     4.522893   21.470149   25.993041

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         870.513417         5.888440%             5.865000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         July 31, 1997      Irvine, CA 92714
         DISTRIBUTION DATE:   August 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company


          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   30,478,287.41   170,678.41  869,339.03

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,040,017.44  0.00            0.00            64,077,799.21

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    65,288,506.31    329,734.16   1,210,707.10

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,540,441.26  0.00            0.00            64,077,799.21

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  95,766,793.72   500,412.57     2,080,046.12
                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         2,580,458.69    0.00            0.00           93,686,747.59


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  870.808212   4.876526   24.838258   29.714784

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         845.969954         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  870.513417     4.396455   16.142761   20.539217

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         854.370656         5.865000%             5.896250%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         August 29, 1997      Irvine, CA 92714
         DISTRIBUTION DATE:   September 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company


          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   29,608,948.38   165,810.11  648,487.76

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          814,297.87    0.00            0.00            28,960,460.62

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    64,077,799.21    335,838.87   2,360,897.33

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          2696,736.20   0.00            0.00            61,716,901.88

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  93,686,747.59   501,648.98     3,009,385.09
                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         3,511,034.07    0.00            0.00           90,677,362.50


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  845.969954   4.737432   18.528222   23.265654

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         827.441732         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  854.370656     4.477852   31.478631   35.956483

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         822.892025         5.896250%             5.896250%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         September 30, 1997      Irvine, CA 92714
         DISTRIBUTION DATE:   October 27, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company


          PROVIDENT BANK
          HOME EQUITY LOAN TRUST
          SERIES 1996-2

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           35,000,000.00   28,960,460.62   162,178.58  837,573.69
                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          999,752.27    0.00            0.00            28,122,886.93

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      75,000,000.00    61,716,901.88    293,140.28   2,910,486.86

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          3,203,627.14  0.00            0.00            58,806,415.02

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         110,000,000.00  90,677,362.50   455,318.86     3,748,060.56
                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         4,203,379.42    0.00            0.00           86,929,301.95


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     743844AC6  827.441732   4.633674   23.930677   28.564351

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         803.511055         6.720000%             6.720000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AD4  822.892025     3.908537   38.806491   42.715029

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         784.085534         5.896250%             5.927500%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         October 31, 1997      Irvine, CA 92714
         DISTRIBUTION DATE:   November 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company